UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2006 (January 9, 2006)

COMMERCE DEVELOPMENT CORPORATION, LTD.
(Exact name of registrant as specified in its charter)

Maryland	333-104647	33-0843696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

10900 Wilshire Boulevard, Suite 500, Los Angeles, CA 90024
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (310) 208-1182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 9, 2006, the Registrant entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with RP Capital, LLC, a California limited liability company (“RP Capital”), and six accredited investors (collectively, the “Buyers”) pursuant to which the Registrant issued 72,001,735 shares of the Company’s common stock (the “Common Stock”) in consideration for $82,833 in cash.

There are no material relationships between the Registrant or its affiliates and any of the parties of the Securities Purchase Agreement other than as disclosed in Item 5.02 below with regard to Silas Phillips.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02	Unregistered Sales Of Equity Securities

Pursuant to the Securities Purchase Agreement, the Registrant issued 72,001,735 shares of the Company’s Common Stock to the Buyers in exchange for $82,833. The offer and sale of all securities pursuant to the foregoing transaction was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Rule 506 insofar as: (1) the investor was accredited within the meaning of Rule 501(a); (2) the transfer of the securities were restricted by the Registrant in accordance with Rule 502(d); (3) there were no more than 35 non-accredited investors in any transaction within the meaning of Rule 506(b), after taking into consideration all prior investors under Section 4(2) of the Securities Act within the twelve months preceding the transaction; and (4) none of the offers and sales were effected through any general solicitation or general advertising within the meaning of Rule 502(c).

Item 5.01	Changes in Control of Registrant

On January 9, 2006, RP Capital acquired a controlling interest in the Registrant through the acquisition of 9,400,350 shares (the “Shares”) of the Registrant’s Common Stock directly from Andrew E. Mercer, the Registrant’s former President, Chief Executive Officer and Director, and his related entities, shareholders Andrew E. Mercer & Patricia A. Kattus-Mercer, Trustee, and The Mercer Group, Inc. (the “Mercer Group”), and 41,141,792 shares of Common Stock pursuant to the Securities Purchase Agreement (both transactions referred to herein as the “Transactions”) which represented the acquisition of an aggregate of 50,542,142 shares of Common Stock or approximately 51.4% of the total outstanding Common Stock.

The source of funds used as consideration was from cash on hand. No part of the consideration used to acquire control of the Registrant was from a loan. The total cash consideration used by RP Capital to acquire control of the Registrant (by acquiring the Securities and the stock from the Registrant’s stockholders as described herein) was $200,000. There are no arrangements between the parties that may result in a change of control of the Registrant.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 9, 2006, Mr. Andrew E. Mercer, Mr. Frederick A. Manger and Mr. Martin J. Capdevilla resigned as members of the board of directors of the Registrant. There were no disagreements between Mr. Mercer, Mr. Manger and Mr. Capdevilla, and any officer or director of the Registrant.

Effective January 9, 2006, Mr. Andrew E. Mercer resigned as President and Chief Executive Officer of the Registrant.

Effective January 9, 2006, Mr. Hector Medina resigned as the Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer of the Registrant.

Effective January 9, 2006, Mr. Silas Phillips was appointed as a member of the Registrant’s Board of Directors. Mr. Phillips is not a director of any other reporting company. Other than the Transactions described in Item 1.01 and Item 5.01 above, no transactions occurred in the last two years to which the Registrant was a party in which Mr. Phillips had or is to have a direct or indirect material interest. Mr. Phillips has not been appointed to any committee of the Company’s Board of Directors.

Effective January 9, 2006, Mr. Silas Phillips was also appointed as the President, Chief Executive Officer, Acting Chief Financial Officer and Secretary of the Registrant. Mr. Phillips currently has no employment agreement with the Registrant.

Mr. Silas Phillips, age 34, is the Registrant’s President, Chief Executive Officer, Acting Chief Financial Officer, Secretary and Director. Mr. Phillips is also currently the President and Chief Executive Officer of Internet Media Group, Inc., a company he formed and has owned since March 1999. Internet Media Group, Inc. provides E-Commerce, Business Development and Project Management consulting services, and develops outsourcing relationships with outbound telemarketing organizations. Mr. Phillips’ business experience includes the creation and development of fully automated and robust backend lead generation systems comprised of Client, Vendor and Reporting modules including full A/P, A/C and Invoicing. Mr. Phillips has developed numerous websites ranging from lead generating sites to large, commercial sites with full responsibility for lead generation, web development and affiliate management, and he also has experience in developing strategic partnerships with leading e-commerce design, lead generation, and telecom providers. Mr. Phillips has also developed Internet affiliate and interactive brand marketing programs and he has managed an affiliate marketing program with over 50 volume producers generating in excess of $100,000 per month. Mr. Phillips also has experience in re-engineering E-Commerce business processes and work flows to maximize use of software applications and tools, and in conducting analysis of E-Commerce software systems used for automated web fulfillment and online credit card processing. Mr. Phillips has also provided extensive consultation services as a Senior Management Consultant in connection with the sale and reorganization of an Internet pharmacy company, in which the focus of his efforts included strategic planning and management of all aspects for future sale of the company and the company’s IPO. Mr. Phillips also has expertise in conducting market research and competitive analysis.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement entered into as of January 9, 2006, by and among the Registrant and the purchasers signatory thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE DEVELOPMENT CORPORATION, LTD. (Registrant)

Date: January 13, 2006	By:	/s/ Silas Phillips
Silas Phillips, Chief Executive Officer